                              [PHOTO APPEARS HERE]



                                 AIM VALUE FUND

[AIM LOGO APPEARS HERE]          ANNUAL REPORT                 DECEMBER 31, 1996

                           ----------------------------
                                  AIM VALUE FUND

                                 For shareholders
                                     who seek
                           long-term growth of capital
                               through a portfolio
                            that consists primarily of
                           stocks of companies that are
                             undervalued relative to
                           the stock market as a whole.
                           ----------------------------

[PHOTO APPEARS HERE]

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Value Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The performance of the Fund's Class B shares will differ from that of Class A shares due to differing fees and expenses.
o During the year ended 12/31/96, the Fund paid distributions on Class A and Class B shares of $1.502 and $1.302, respectively.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o   Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Standard & Poor's 500 (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general.
o The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 actively traded primarily industrial stocks.
o The Lipper Growth Funds Index represents an average of the performance of the 30 largest growth funds. It is compiled by Lipper Analytical Services, Inc., an independent mutual fund performance monitor.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

     MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY THE
        FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER
          OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE;
          AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS
                         OF PRINCIPAL AMOUNT INVESTED.

          This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                           The Chairman's Letter


                   Dear Shareholder:

                   Financial markets produced another noteworthy year in 1996.
    [PHOTO OF      Stocks surged again to enthusiastic levels, but the advance
    Charles T.     was marked by dramatic volatility and confined mainly to the
      Bauer,       performance of a select few large-company stocks. Still, most
   Chairman of     investors in stock funds were rewarded with double-digit
   the Board of    returns for the year.  Bonds had a difficult time until
    THE FUND,      encouraging economic reports triggered a fall rally that
  APPEARS HERE]    helped restore prices and bring yields back down to near 1995 levels.

   As we begin 1997, the parallels to last year are striking. The economy is growing at a moderate rate, corporate earnings remain healthy, and inflation is modest. Such an environment is ideal for financial investments.
   Still, many suggest, as we do, that 1997 will be marked by continued uncertainty and short-term volatility. And as the market's performance continues to exceed historical averages, some advise that a correction is overdue.
   We believe the best way to achieve your investment goals in uncertain markets is to follow a few basic strategies. First, you should keep a long-term outlook. If you leave your money invested over the long term, you can help avoid the results of the volatility that generally accompanies financial markets over the short term. Those who try to "time the market"--move money in and out of the market based on some gauge of future market performance--tend to be less successful than investors using disciplined, long-term investment strategies. That's because no one, not even expert market watchers, can consistently predict what the market will do next.
   Another strategy, diversification, may help you cushion the effects of a volatile market and enhance your return potential. A mutual fund is already diversified because it invests in many securities. You can diversify even further by placing some of your assets in several different types of domestic and international funds that may include stocks, bonds, and money market securities.
   Finally, no matter what your investment goals or time horizon, it makes good sense to review your portfolio regularly with your financial consultant. In rapidly changing markets, you need an investment professional on your side who can explain what is happening and how your portfolio may be affected.
   Your financial consultant can help you create and follow a regular investment plan--investing a certain amount of money at regular intervals--that can help you stay on track regardless of day-to-day market activity.
   In 1997, and in the years ahead, we at AIM plan to meet the challenge of changing financial markets through the consistent application of disciplined investment strategies that have served our shareholders well for more than 20 years. We are pleased that AIM funds, overall, have turned in attractive, and often impressive performance when measured against benchmark indexes and peer group performance.
   We appreciate the trust you have placed in us and we look forward to our continued close association. If you have any questions or comments about this report, we invite you to call Client Services at 800-959-4246 during normal business hours. For automated account information 24 hours a day, call the AIM Investor Line at 800-246-5463.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

                      -----------------------------------
                          In rapidly changing markets,
                                    you need
                           an investment professional
                                  on your side
                                who can explain
                             what is happening and
                      how your portfolio may be affected.
                      -----------------------------------

The Managers' Overview

HIGH-VALUE MARKET LEADS TO
PORTFOLIO CHANGES, IMPROVING PERFORMANCE

A roundtable discussion with the Fund management team for AIM Value Fund for the fiscal year ended December 31, 1996.
--------------------------------------------------------------------------------

Q. HOW DID AIM VALUE FUND PERFORM DURING THE FISCAL YEAR THAT ENDED DECEMBER 31, 1996?

A. The Fund's total return for the period was 14.52% for Class A shares and 13.57% for Class B shares. Given the challenging environment we faced, we are pleased with this performance. As many of our shareholders know, Fund performance was off its historical pace at times during the fiscal year. Like many investments, the Fund suffered when the market, led by a steep drop in technology stocks, declined during the summer of 1996. However, careful reorganization of the portfolio helped improve performance later in the year, and we think momentum may be on the Fund's side.
      The Fund's net assets grew considerably during the fiscal year, from $6.27 billion to $9.98 billion.

================================================================================
GROWTH OF NET ASSETS
--------------------------------------------------------------------------------
12/31/95   $6.27 billion
12/31/96   $9.98 billion
================================================================================

Q. WHAT IS THE FUND'S LONG-TERM RECORD?

A. Over the long haul, the Fund has outpaced both the market in general and growth-oriented equity funds. For the period 5/31/84-12/31/96, average annual total return is 17.87% for Class A shares of the Fund, compared to 17.23% for the S&P 500 and 15.29% for the Lipper Growth Funds Index.
      During 1995 and 1996 combined, the Lipper Growth Funds Index delivered a total return of 48.96%: 31.48% for 1995 and 17.48% for 1996. AIM Value Fund kept pace. Its total return of 34.9% for 1995 added to the 14.5% produced during fiscal year 1996 amounts to 49.4% for Class A shares. This despite the fact that, especially during 1996, our bargain-hunting, value-seeking approach was at a disadvantage.

Q. WHAT MADE THE MARKET SO CHALLENGING FOR AIM VALUE FUND DURING 1996?

A. The stock market has been unusually generous to investors the past two years. The S&P 500 rose a dramatic 37.45% during 1995, and during 1996 it advanced another 22.95%. Such substantial investment returns two years in a row is un-usual. As stock prices have risen, it has become more and more difficult to find the kind of underpriced stocks the Fund seeks for its portfolio.

Q. HOW DID YOU RESPOND TO THIS SITUATION?

A. We became quite conservative in executing our value-oriented investment style. The Fund seeks what we often call "growth at a discount."
      We try to identify companies with healthy earnings growth and expectations whose stocks are commanding a lower price than we think justifiable. In an expensive market, such stocks are hard to find.
      But we adhered to our standards by not buying securities we considered too expensive and by trying to manage risk in a market characterized by short-term volatility. Our conservative stance is evidenced by the fact that at times during the reporting period more than 20% of the portfolio's assets were in cash or short-term cash equivalents. As the fiscal year progressed, we made a few adjustments to

================================================================================
AIM Value Fund vs. S&P 500
--------------------------------------------------------------------------------
12/31/86-12/31/96

As shown in the table below, AIM Value Fund Class A shares outperformed the S&P 500 in seven of the 10 years ended December 31, 1996. One year, 1989, was a virtual dead heat. Note also that back-to-back years with stock market returns of more than 20% occurred only once during this time frame, in 1995-1996. The annual total return of Class B shares will differ from that of Class A shares. Class B shares were first offered 10/18/93.

ANNUAL TOTAL RETURN


                      AIM VALUE FUND
            S&P 500   CLASS A SHARES
1987          5.18%        5.96%
1988         16.50        20.61
1989         31.59        31.54
1990         -3.10         1.88
1991         30.34        43.45
1992          7.61        16.39
1993         10.04        18.71
1994          1.36         3.28
1995         37.45        34.85
1996         22.95        14.52
================================================================================


                               ----------------
                        As the reporting period closed,
                            the Fund was anchored in
                         domestic, less-cyclical stocks
                             with more consistent,
                             predictable earnings.
                               ----------------

==============================================================================
PORTFOLIO COMPOSITION
------------------------------------------------------------------------------
As of 12/31/96
TOP 10 COMMON STOCK HOLDINGS

  1. Federal National Mortgage
     Association
  2. Columbia/HCA Healthcare Corp.
  3. Baxter International, Inc.
  4. Philip Morris Companies, Inc.
  5. MFS Communications Co., Inc.
  6. Bristol-Myers Squibb Co.
  7. SmithKline Beecham PLC-ADR
  8. Ameritech Corp.
  9. Novartis A.G.
 10. Canadian Pacific, Ltd.

Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
===============================================================================

   the new environment and ended the fiscal year with about 12% of assets in cash. We also participated in what is known as a "flight to quality" occurring in the market. With stock values at heady levels, investors began to favor steady-growing blue chips over more volatile, less-familiar stocks. As the reporting period closed, the Fund was anchored in domestic, less-cyclical stocks with more consistent, predictable earnings.

Q. WERE THERE ANY OTHER STEPS YOU TOOK IN RESPONSE TO A DIFFICULT MARKET?

A. In selected cases, we established larger-than-usual positions in stocks we thought attractive. This somewhat narrowed the Fund's common stock holdings from 202 at the opening of the fiscal year to 172 at its close.
      We have been concentrating on companies expected to meet earnings predictions, and this has contributed to improved performance. The top 10 holdings in the portfolio are companies like Baxter International Inc., Bristol-Myers Squibb Co., and SmithKline Beecham PLC. We think their long-term records of consistent performance offset any risk we took on by establishing large positions in these stocks.

Q. ALL THE COMPANIES YOU JUST MENTIONED ARE IN THE MEDICAL/PHARMACEUTICAL AREA. IS THE FUND HEAVILY INVESTED IN THIS SECTOR?

A. Yes. All together, such companies as pharmaceutical manufacturers, patient-care providers, and makers of medical instruments and products accounted for more than 19% of portfolio assets at the close of the fiscal year.
      A number of factors suggest that the health-care industry should continue to grow and provide profitable investment opportunities for the foreseeable future.
      o  An aging population is bound to produce continued demand.
      o A new federal initiative in the health-care area seems unlikely, which means a more certain environment in the industry.
      o There has been increased use of prescription drugs by Medicare recipients enrolled in managed care. Such holdings as Bristol-Myers Squibb Co. and SmithKline Beecham PLC have reported increased earnings. Drug makers accounted for 9.20% of the portfolio at the close of the fiscal year, up from 7.19% just six months earlier.
      o Finally, health-care companies have made enormous strides in cost control and increased efficiency through consolidation in recent years. One of our largest holdings, Columbia/HCA Healthcare Corp., has been a leader of the consolidation wave sweeping this industry. At the close of the fiscal year, patient-care providers such as Columbia/HCA constituted 6.24% of the portfolio, up from 2.33% as the year opened.

Q. ABOUT 19% OF THE FUND'S HOLDINGS ARE FOREIGN, A LARGER PROPORTION THAN USUAL. HAVE THESE INVESTMENTS BEEN SUCCESSFUL?

A. Yes, they have, and with just about no down side to them. Over the year we have gradually reduced our holdings in Japan, where markets declined during 1996. By the close of the fiscal year, our overseas holdings tended to be European stocks, which on average delivered a hefty 20% return during 1996.

Q. WERE THERE OTHER INDUSTRY GROUPS WHERE THE FUND FOUND GOOD INVESTMENT OPPORTUNITIES?

A. As we said earlier, we have tried to manage risk in a very volatile market. One way to do so is to invest in noncyclical industries like food and other consumer staples whose performance remains relatively constant whatever the state of the economy. Our holdings of such food processors as Archer Daniels Midland Co. and Nabisco Holdings Corp. rose from 1.21% of the portfolio to slightly more than 3% during the fiscal year. Again, this is another strategy for managing risk in a market that featured significant short-term volatility while it delivered excellent returns over the course of a full year.

Q. WHAT IS YOUR NEAR-TERM OUTLOOK FOR THE MARKET AND THE FUND?

A. Predictions concerning stock market performance during 1997 vary widely. Some knowledgeable people are predicting a Dow Jones Industrial Average well over 7000; others are predicting a drop to below 5000. We are cautionary.
      We think it will be difficult for the market to produce anything like the returns of the past two years. The double-digit earnings growth American corporations experienced for four years has now slowed. For earnings growth to accelerate back to the 14% or 15% level will require a very robust economy, which could lead to a rise in interest rates, which will make the bond market a stronger competitor for stocks, which could make stocks less attractive. It is a difficult scenario.
      For the Fund, we continue to maintain our investment standards in terms of the price we will pay for a stock. We are confident about the stocks we own and that we can continue to offer shareholders very attractive long-term performance.

          See important Fund & index disclosures inside front cover.

Long-Term Performance

AIM VALUE FUND VS. BENCHMARK INDEXES

The chart below compares your Fund to benchmark indexes. It is intended to give you a general idea of how your Fund performed compared to the indexes from the Fund's inception 5/1/84 through 12/31/96. Your Fund's total return is shown with a sales charge and includes fund expenses and management fees. An index measures the performance of a hypothetical portfolio. A market index such as the S&P 500 is not managed; therefore, there are no sales charges, expenses, or fees. An index of funds, such as the Lipper Growth Funds Index, includes a number of mutual funds grouped by investment objective. Each of these funds interprets that objective differently, and each employs a different management style and investment strategy. You cannot invest in an index. But if you could buy all the securities that make up a particular index, you would incur expenses that would affect the return on your investment.


================================================================================
Growth of a $10,000 Investment
--------------------------------------------------------------------------------
5/1/84 - 12/31/96
(In thousands)

            AIM VALUE FUND,           S&P 500 STOCK        LIPPER GROWTH FUNDS
              CLASS A                    INDEX                     INDEX

5/1/84            $9,452                  $10,000                   $10,000

12/84             10,385                   10,714                    10,498

12/85             12,744                   14,105                    13,662

12/86             13,865                   16,730                    15,792

12/87             14,692                   17,597                    16,306

12/88             17,719                   20,500                    18,611

12/89             23,307                   26,976                    23,723

12/90             23,746                   26,136                    22,439

12/91             34,064                   34,064                    30,591

12/92             39,648                   36,656                    32,926

12/93             47,065                   40,334                    36,870

12/94             48,606                   40,881                    36,291

12/95             65,545                   56,189                    48,140

12/96             75,061                   69,056                    56,554

===============================================================================


===============================================================================
AVERAGE ANNUAL TOTAL RETURN
As of 12/31/96, including sales charges
-------------------------------------------------------------------------------
CLASS A SHARES
  1 Year                                8.22%*
  5 Years                              15.80
 10 Years                              17.73
Inception (5/1/84)                     17.25

*14.52% excluding sales charge

CLASS B SHARES
  1 Year                                8.57%*
Inception (10/18/93)                   13.83

*13.57% excluding CDSC
================================================================================

Source: Towers Data Systems HYPO--Registered Trademark--. Your Fund's total return includes sales charges, expenses, and management fees. The performance of the Fund's Class B shares will differ from that of Class A shares due to differing fees and expenses. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.

AIM Value Fund vs. S&P 500

12/31/86-12/31/96

As shown in the table below, AIM Value Fund Class A shares outperformed the S&P 500 in seven of the 10 years ended December 31, 1996. One year, 1989, was a virtual dead heat. Note also that back-to-back years with stock market returns of more than 20% occurred only once during this time frame, in 1995-1996. The annual total return of Class B shares will differ from that of Class A shares. Class B shares were first offered 10/18/93.

ANNUAL TOTAL RETURN


                      AIM VALUE FUND
            S&P 500   CLASS A SHARES
1987          5.18%        5.96%
1988         16.50        20.61
1989         31.59        31.54
1990         -3.10         1.88
1991         30.34        43.45
1992          7.61        16.39
1993         10.04        18.71
1994          1.36         3.28
1995         37.45        34.85
1996         22.95        14.52


SCHEDULE OF INVESTMENTS

December 31, 1996

                                                     MARKET
                                      SHARES         VALUE
DOMESTIC COMMON STOCKS-67.69%

AEROSPACE/DEFENSE-0.85%

Boeing Co.                              550,000  $   58,506,250
---------------------------------------------------------------
United Technologies Corp.               399,800      26,386,800
---------------------------------------------------------------
                                                     84,893,050
---------------------------------------------------------------

AUTOMOBILE/TRUCK PARTS &
  TIRES-0.17%

Borg-Warner Automotive, Inc.            450,000      17,325,000
---------------------------------------------------------------

BEVERAGES (SOFT DRINKS)-0.29%

PepsiCo, Inc.                         1,000,000      29,250,000
---------------------------------------------------------------

BIOTECHNOLOGY-1.17%

Biogen, Inc.(a)                       1,095,100      42,435,125
---------------------------------------------------------------
Guidant Corp.                         1,300,000      74,100,000
---------------------------------------------------------------
                                                    116,535,125
---------------------------------------------------------------

BUSINESS SERVICES-0.10%

Cognizant Corp.                         300,000       9,900,000
---------------------------------------------------------------

CHEMICALS (SPECIALTY)-0.84%

IMC Global, Inc.                      1,200,000      46,950,000
---------------------------------------------------------------
Praxair, Inc.                           800,000      36,900,000
---------------------------------------------------------------
                                                     83,850,000
---------------------------------------------------------------

COMPUTER MAINFRAMES-0.19%

International Business Machines
  Corp.                                 125,000      18,875,000
---------------------------------------------------------------

COMPUTER MINI/PCS-0.45%

Sun Microsystems, Inc.(a)               600,000      15,412,500
---------------------------------------------------------------
Wang Laboratories, Inc.(a)            1,448,500      29,332,125
---------------------------------------------------------------
                                                     44,744,625
---------------------------------------------------------------

COMPUTER NETWORKING-0.52%

Cisco Systems, Inc.(a)                  400,000      25,450,000
---------------------------------------------------------------
Comverse Technology, Inc.(a)            687,700      26,003,656
---------------------------------------------------------------
                                                     51,453,656
---------------------------------------------------------------

COMPUTER PERIPHERALS-0.76%

Seagate Technology, Inc.(a)             800,000      31,600,000
---------------------------------------------------------------
U.S. Robotics Corp.(a)                  343,100      24,703,200
---------------------------------------------------------------
Western Digital Corp.(a)                350,000      19,906,250
---------------------------------------------------------------
                                                     76,209,450
---------------------------------------------------------------

COMPUTER SOFTWARE/SERVICES-2.09%

American Management Systems,
  Inc.(a)                             1,400,000      34,300,000
---------------------------------------------------------------
Computer Associates International,
  Inc.                                  600,000      29,850,000
---------------------------------------------------------------
CompuWare Corp.(a)                      277,600      13,914,700
---------------------------------------------------------------
Informix Corp.(a)                     1,000,000      20,375,000
---------------------------------------------------------------
National Data Corp.                     300,000      13,050,000
---------------------------------------------------------------
Network General Corp.(a)                800,000      24,200,000
---------------------------------------------------------------
Wallace Computer Services, Inc.       2,100,000      72,450,000
---------------------------------------------------------------
                                                    208,139,700
---------------------------------------------------------------

CONGLOMERATES-0.39%

Loews Corp.                             362,300      34,146,775
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

CONGLOMERATES-(CONTINUED)

U.S. Industries, Inc.(a)                135,500  $    4,657,813
---------------------------------------------------------------
                                                     38,804,588
---------------------------------------------------------------

CONTAINERS-0.28%

First Brands Corp.                    1,000,000      28,375,000
---------------------------------------------------------------

COSMETICS & TOILETRIES-0.20%

Clorox Co.                              200,000      20,075,000
---------------------------------------------------------------

ELECTRIC POWER-4.92%

Allegheny Power System, Inc.          2,000,000      60,750,000
---------------------------------------------------------------
American Electric Power Co.           2,600,000     106,925,000
---------------------------------------------------------------
Baltimore Gas & Electric Co.            800,000      21,400,000
---------------------------------------------------------------
Consolidated Edison Co. of New
  York, Inc.                          1,400,000      40,950,000
---------------------------------------------------------------
DQE, Inc.                               500,000      14,500,000
---------------------------------------------------------------
Duke Power Co.                          500,000      23,125,000
---------------------------------------------------------------
Edison International                  1,737,100      34,524,863
---------------------------------------------------------------
Entergy Corp.                         1,000,000      27,750,000
---------------------------------------------------------------
FPL Group, Inc.                         500,000      23,000,000
---------------------------------------------------------------
Illinova Corp.                          875,300      24,070,750
---------------------------------------------------------------
Texas Utilities Co.                     600,000      24,450,000
---------------------------------------------------------------
Unicom Corp.                          3,296,800      89,425,700
---------------------------------------------------------------
                                                    490,871,313
---------------------------------------------------------------

FINANCE (ASSET MANAGEMENT)-0.57%

Merrill Lynch & Co., Inc.               700,000      57,050,000
---------------------------------------------------------------

FINANCE (CONSUMER CREDIT)-5.36%

Federal Home Loan Mortgage Corp.        500,000      55,062,500
---------------------------------------------------------------
Federal National Mortgage
  Association                        10,000,000     372,500,000
---------------------------------------------------------------
Student Loan Marketing Association    1,147,300     106,842,313
---------------------------------------------------------------
                                                    534,404,813
---------------------------------------------------------------

FOOD/PROCESSING-2.82%

Archer-Daniels-Midland Co.            5,000,000     110,000,000
---------------------------------------------------------------
Flowers Industries, Inc.              1,400,000      30,100,000
---------------------------------------------------------------
Interstate Bakeries Corp.               800,000      39,300,000
---------------------------------------------------------------
Nabisco Holdings Corp.-Class A        1,279,500      49,740,563
---------------------------------------------------------------
Ralcorp Holdings, Inc.(a)             1,062,600      22,447,425
---------------------------------------------------------------
Ralston-Ralston Purina Group            400,000      29,350,000
---------------------------------------------------------------
                                                    280,937,988
---------------------------------------------------------------

FUNERAL SERVICES-0.89%

Service Corp. International           2,800,000      78,400,000
---------------------------------------------------------------
Stewart Enterprises, Inc.-Class A       300,000      10,200,000
---------------------------------------------------------------
                                                     88,600,000
---------------------------------------------------------------

GAS DISTRIBUTION-0.10%

KN Energy, Inc.                         256,800      10,079,400
---------------------------------------------------------------

HOME BUILDING-0.21%

Clayton Homes, Inc.                   1,548,300      20,902,050
---------------------------------------------------------------

HOTELS/MOTELS-0.09%

Choice Hotels International,
  Inc.(a)                               500,000       8,812,500
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

INSURANCE (LIFE & HEALTH)-1.01%

Conseco Inc.                            383,900  $   24,473,625
---------------------------------------------------------------
Provident Companies, Inc.             1,000,000      48,375,000
---------------------------------------------------------------
Safeco Corp.                            700,000      27,606,250
---------------------------------------------------------------
                                                    100,454,875
---------------------------------------------------------------

INSURANCE (MULTI-LINE
  PROPERTY)-6.90%

Allstate Corp.                        1,845,500     106,808,313
---------------------------------------------------------------
American International Group, Inc.    1,000,000     108,250,000
---------------------------------------------------------------
Chubb Corp.                             353,300      18,989,875
---------------------------------------------------------------
CIGNA Corp.                             700,000      95,637,500
---------------------------------------------------------------
CNA Financial Corp.(a)                  400,000      42,800,000
---------------------------------------------------------------
Exel Limited                          1,400,000      53,025,000
---------------------------------------------------------------
ITT Hartford Group, Inc.              1,200,000      81,000,000
---------------------------------------------------------------
MBIA, Inc.                              500,000      50,625,000
---------------------------------------------------------------
Progressive Corp.                       271,900      18,319,262
---------------------------------------------------------------
Transatlantic Holdings, Inc.            203,800      16,405,900
---------------------------------------------------------------
Travelers Group, Inc.                 2,133,333      96,799,985
---------------------------------------------------------------
                                                    688,660,835
---------------------------------------------------------------

LEISURE & RECREATION-0.98%

Callaway Golf Co.                     1,400,000      40,250,000
---------------------------------------------------------------
Carnival Corp.-Class A                1,740,200      57,426,600
---------------------------------------------------------------
                                                     97,676,600
---------------------------------------------------------------

MACHINERY (HEAVY)-0.16%

Case Corp.                              300,000      16,350,000
---------------------------------------------------------------

MACHINERY (MISCELLANEOUS)-0.39%

Pentair, Inc.                         1,200,000      38,700,000
---------------------------------------------------------------

MEDICAL (DRUGS)-4.04%

American Home Products Corp.          1,000,000      58,625,000
---------------------------------------------------------------
Bristol-Myers Squibb Co.              2,200,000     239,250,000
---------------------------------------------------------------
ICN Pharmaceuticals, Inc.             1,431,435      28,091,912
---------------------------------------------------------------
R.P. Scherer Corp.(a)                   500,000      25,125,000
---------------------------------------------------------------
Schering-Plough Corp.                   800,000      51,800,000
---------------------------------------------------------------
                                                    402,891,912
---------------------------------------------------------------

MEDICAL
  (INSTRUMENTS/PRODUCTS)-4.28%

Baxter International, Inc.            7,517,800     308,229,800
---------------------------------------------------------------
Boston Scientific Corp.(a)              600,000      36,000,000
---------------------------------------------------------------
Hillenbrand Industries, Inc.            800,000      29,000,000
---------------------------------------------------------------
St. Jude Medical, Inc.(a)               800,000      34,100,000
---------------------------------------------------------------
Sybron International Corp.(a)           600,000      19,800,000
---------------------------------------------------------------
                                                    427,129,800
---------------------------------------------------------------

MEDICAL (PATIENT SERVICES)-6.24%

Columbia/HCA Healthcare Corp.         8,500,000     346,375,000
---------------------------------------------------------------
Health Care and Retirement
  Corp.(a)                            1,200,000      34,350,000
---------------------------------------------------------------
Manor Care, Inc.                        500,000      13,500,000
---------------------------------------------------------------
MedPartners, Inc.(a)                  7,500,000     157,500,000
---------------------------------------------------------------
OrNda HealthCorp(a)                   1,800,000      52,650,000
---------------------------------------------------------------
Quorum Health Group, Inc.(a)            600,000      17,850,000
---------------------------------------------------------------
                                                    622,225,000
---------------------------------------------------------------

NATURAL GAS PIPELINE-1.31%

Columbia Gas System, Inc.               700,000  $   44,537,500
---------------------------------------------------------------
El Paso Natural Gas Co.               1,714,100      86,562,050
---------------------------------------------------------------
                                                    131,099,550
---------------------------------------------------------------

OFFICE PRODUCTS-0.35%

Reynolds & Reynolds Co.-Class A       1,339,200      34,819,200
---------------------------------------------------------------

OIL & GAS-2.67%

Halliburton Co.                         469,800      28,305,450
---------------------------------------------------------------
Mobil Corp.                             300,000      36,675,000
---------------------------------------------------------------
NorAm Energy Corp.                    1,000,000      15,375,000
---------------------------------------------------------------
Oryx Energy Co.(a)                    4,000,000      99,000,000
---------------------------------------------------------------
Pennzoil Co.                            700,000      39,550,000
---------------------------------------------------------------
Unocal Corp.                          1,185,300      48,152,812
---------------------------------------------------------------
                                                    267,058,262
---------------------------------------------------------------

OIL & GAS
  (REFINING/MARKETING)-0.48%

Tosco Corp.                             602,907      47,705,016
---------------------------------------------------------------

OIL EQUIPMENT & SUPPLIES-1.55%

Baker Hughes, Inc.                    1,800,000      62,100,000
---------------------------------------------------------------
BJ Services Co.(a)                      721,500      36,796,500
---------------------------------------------------------------
Noble Drilling Corp.(a)               1,000,000      19,875,000
---------------------------------------------------------------
Tidewater, Inc.                         800,000      36,200,000
---------------------------------------------------------------
                                                    154,971,500
---------------------------------------------------------------

PUBLISHING-0.48%

Gannett Company, Inc.                   340,000      25,457,500
---------------------------------------------------------------
Knight-Ridder, Inc.                     300,000      11,475,000
---------------------------------------------------------------
Scripps (E.W.) Co.-Class A              300,000      10,500,000
---------------------------------------------------------------
                                                     47,432,500
---------------------------------------------------------------

RETAIL (FOOD & DRUG)-0.93%

American Stores Co.                     900,000      36,787,500
---------------------------------------------------------------
Safeway, Inc.(a)                      1,300,000      55,575,000
---------------------------------------------------------------
                                                     92,362,500
---------------------------------------------------------------

RETAIL (STORES)-0.05%

Meyer (Fred), Inc.(a)                   154,300       5,477,650
---------------------------------------------------------------

SHOES & RELATED APPAREL-0.26%

Nike, Inc.-Class B                      435,200      26,003,200
---------------------------------------------------------------

TELECOMMUNICATIONS-4.63%

Lucent Technologies, Inc.             1,022,400      47,286,000
---------------------------------------------------------------
MFS Communications Co., Inc.(a)       4,835,092     263,512,514
---------------------------------------------------------------
WorldCom, Inc.(a)                     5,778,300     150,596,944
---------------------------------------------------------------
                                                    461,395,458
---------------------------------------------------------------

TELEPHONE-3.41%

Ameritech Corp.                       3,194,600     193,672,625
---------------------------------------------------------------
BellSouth Corp.                       2,000,000      80,750,000
---------------------------------------------------------------
Cincinnati Bell, Inc.                   400,000      24,650,000
---------------------------------------------------------------
SBC Communications, Inc.                800,000      41,400,000
---------------------------------------------------------------
                                                    340,472,625
---------------------------------------------------------------

TOBACCO-4.31%

DIMON, Inc.                           1,100,000      25,437,500
---------------------------------------------------------------

                                                       MARKET
                                        SHARES         VALUE
TOBACCO-(CONTINUED)

Philip Morris Companies, Inc.         2,600,000  $  292,825,000
---------------------------------------------------------------
RJR Nabisco Holdings Corp.            3,283,800     111,649,200
---------------------------------------------------------------
                                                    429,911,700
---------------------------------------------------------------
    Total Domestic Common Stocks                  6,752,886,441
---------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-19.14%

ARGENTINA-0.38%

YPF Sociedad Anonima-ADR (Oil &
  Gas-Exploration & Production)       1,500,000      37,875,000
---------------------------------------------------------------

AUSTRALIA-0.49%

Westpac Banking Corp. Ltd.
  (Banking)                           8,649,037      49,222,721
---------------------------------------------------------------

BERMUDA-0.02%

PartnerRe Ltd.
  (Insurance-Multi-Line Property)        52,600       1,788,400
---------------------------------------------------------------

BRAZIL-0.15%

Telecomunicacoes Brasileiras S.A.
  Telebras-ADR
  (Telecommunications)                  200,000      15,300,000
---------------------------------------------------------------

CANADA-2.86%

Canadian National Railway Co.
  (Railroads)                         1,600,000      60,800,000
---------------------------------------------------------------
Canadian Pacific, Ltd.
  (Transportation)                    6,200,000     164,300,000
---------------------------------------------------------------
CanWest Global Communications
  Corp. (Advertising/Broadcasting)    1,800,000      18,450,000
---------------------------------------------------------------
Northern Telecom Ltd.
  (Telecommunications)                  400,000      24,750,000
---------------------------------------------------------------
Potash Corp. of Saskatchewan Inc.
  (Chemicals)                           200,000      17,000,000
---------------------------------------------------------------
                                                    285,300,000
---------------------------------------------------------------

DENMARK-0.58%

Danisco A.S. (Food/Processing)          460,000      27,955,456
---------------------------------------------------------------
Novo Nordisk A.S.-Class B
  (Medical-Drugs)                       160,500      30,242,921
---------------------------------------------------------------
                                                     58,198,377
---------------------------------------------------------------

FRANCE-0.98%

Rhone-Poulenc Rorer, Inc.-Class A
  (Medical-Drugs)                       517,900      17,657,610
---------------------------------------------------------------
Rhone-Poulenc Rorer, Inc.
  (Medical-Drugs)                       954,900      74,601,563
---------------------------------------------------------------
Roussel Uclaf (Medical-Drugs)            16,900       4,973,750
---------------------------------------------------------------
                                                     97,232,923
---------------------------------------------------------------

GERMANY-0.44%

VEBA A.G. (Electric Power)              760,000      43,956,330
---------------------------------------------------------------

HONG KONG-1.15%

Cheung Kong Holdings Ltd. (Real
  Estate)                             3,421,000      30,408,397
---------------------------------------------------------------
Citic Pacific Ltd. (Banking)          5,000,000      29,025,794
---------------------------------------------------------------
First Pacific Co. Ltd.
  (Conglomerates)                     7,850,000      10,200,076
---------------------------------------------------------------
Hang Seng Bank Ltd. (Banking)         1,200,000      14,584,007
---------------------------------------------------------------
Sun Hung Kai Properties Ltd. (Real
  Estate)                             2,459,000      30,123,505
---------------------------------------------------------------
                                                    114,341,779
---------------------------------------------------------------

ITALY-1.60%

Edison S.p.A. (Electric Power)        3,000,000      18,911,667
---------------------------------------------------------------
Fila Holding S.p.A.-ADR
  (Retail-Stores)                       384,200      22,331,625
---------------------------------------------------------------
Istituto Mobiliare Italiano S.p.A.
  (Banking)                           3,263,500      27,837,633
---------------------------------------------------------------

ITALY-(CONTINUED)

Telecom Italia Mobile S.p.A.
  (Telecommunications)               14,500,000      36,751,813
---------------------------------------------------------------
Telecom Italia S.p.A.
  (Telecommunications)               20,800,000  $   54,022,413
---------------------------------------------------------------
                                                    159,855,151
---------------------------------------------------------------

JAPAN-0.38%

Fuji Photo Film (Leisure &
  Recreation)                           750,000      24,738,796
---------------------------------------------------------------
Honda Motor Co.
  (Automobile-Manufacturers)            450,000      12,861,584
---------------------------------------------------------------
                                                     37,600,380
---------------------------------------------------------------

MALAYSIA-0.03%

Malayan Banking Berhad (Banking)        272,000       3,015,640
---------------------------------------------------------------

NETHERLANDS-1.02%

Royal Dutch Petroleum Co. (Oil &
  Gas-Services)                         200,000      34,150,000
---------------------------------------------------------------

VNU-Verenigde Nederlandse
  Uitgeversbedrijven Verenigd
  Bezit (Publishing)                  3,000,000      62,728,062
---------------------------------------------------------------
Wolters Kluwer N.V. (Publishing)         40,000       5,317,116
---------------------------------------------------------------
                                                    102,195,178
---------------------------------------------------------------

NORWAY-0.16%

Storebrand A.S.A.
  (Insurance-Multi-Line
  Property)(a)                        2,854,250      16,390,752
---------------------------------------------------------------

PHILIPPINES-0.26%

C & P Homes, Inc. (Home Building)    10,050,000       5,158,745
---------------------------------------------------------------
Filinvest Land Inc. (Real
  Estate)(a)                         19,833,000       6,183,673
---------------------------------------------------------------
Metro Pacific Corp.
  (Conglomerates)                    58,708,000      14,509,582
---------------------------------------------------------------
                                                     25,852,000
---------------------------------------------------------------

SPAIN-1.75%

Banco Popular Espanol S.A.
  (Banking)                             200,000      39,283,651
---------------------------------------------------------------
Empresa Nacional de Electricidad,
  S.A. (Electric Power)               1,200,000      85,407,280
---------------------------------------------------------------
Iberdrola S.A. (Electric Power)       3,500,000      49,605,237
---------------------------------------------------------------
                                                    174,296,168
---------------------------------------------------------------

SWEDEN-1.21%

Hennes & Mauritz A.B.-Class B
  (Retail-Stores)                       300,000      41,525,535
---------------------------------------------------------------
Nordbanken A.B. (Banking)               262,250       7,940,678
---------------------------------------------------------------
Skandinaviska Enskilda
  Banken-Class A (Banking)            4,000,000      41,056,320
---------------------------------------------------------------
Telefonaktiebolaget L.M.
  Ericsson-ADR
  (Telecommunications)                1,000,000      30,187,500
---------------------------------------------------------------
                                                    120,710,033
---------------------------------------------------------------

SWITZERLAND-1.84%

Novartis A.G. (Medical-Drugs)(a)        159,990     183,238,453
---------------------------------------------------------------

THAILAND-0.18%

Krung Thai Bank PLC (Banking)         5,918,100      11,422,677
---------------------------------------------------------------
Thai Farmers Bank PLC (Banking)       1,046,600       6,529,517
---------------------------------------------------------------
Thai Farmers Bank PLC-Wts.,
  expiring 09/15/02 (Banking)(a)        137,500         130,015
---------------------------------------------------------------
                                                     18,082,209
---------------------------------------------------------------

UNITED KINGDOM-3.66%

Burton Group PLC (Retail-Stores)      1,800,000       4,810,690
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
UNITED KINGDOM-(CONTINUED)

Granada Group PLC (Leisure &
  Recreation)                         4,000,000  $   59,139,970
---------------------------------------------------------------
Railtrack Group PLC (Railroads)       3,500,000      23,235,395
---------------------------------------------------------------
SmithKline Beecham PLC-ADR
  (Medical-Drugs)                     3,000,000     204,000,000
---------------------------------------------------------------
Standard Chartered PLC
  (Finance-Asset Management)          3,982,300      49,190,308
---------------------------------------------------------------
Unilever PLC (Consumer
  Non-Durables)                       1,000,000      24,267,603
---------------------------------------------------------------
                                                    364,643,966
---------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests                            1,909,095,460
---------------------------------------------------------------

PREFERRED STOCKS-0.38%
INSURANCE (LIFE & HEALTH)-0.12%

Conseco Inc.-$4.278 Conv. PRIDES        105,000      11,943,750
---------------------------------------------------------------

TELECOMMUNICATIONS-0.26%

MFS Communications Co., Inc.-$2.68
  Conv. Pfd.                            283,100      25,832,875
---------------------------------------------------------------
    Total Preferred Stocks                           37,776,625
---------------------------------------------------------------

                                     PRINCIPAL
                                      AMOUNT

CONVERTIBLE CORPORATE BONDS-0.26%
COMPUTER SOFTWARE/SERVICES-0.26%

First Financial Management Corp.,
  Conv. Deb., 5.00%, 12/15/99       $15,250,000      26,391,193
---------------------------------------------------------------

COMMERCIAL PAPER TRUST-1.50%

Citibank, N.A., 4.945%,
  12/26/97(b)                       150,000,000     150,000,000
---------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE

MASTER NOTE AGREEMENTS-1.58%

Citicorp Securities, Inc.,
  5.875%(c), 01/27/97               $24,000,000  $   24,000,000
---------------------------------------------------------------
Goldman, Sachs & Co., 5.755%(d),
  04/23/97                           54,000,000      54,000,000
---------------------------------------------------------------
Morgan Stanley Group Inc.,
  5.725%(c), 05/28/97                80,000,000      80,000,000
---------------------------------------------------------------
    Total Master Note Agreements                    158,000,000
---------------------------------------------------------------

U.S. TREASURY SECURITIES-4.48%

U.S. TREASURY BILLS-4.48%(e)
  5.22%, 01/02/97                   347,825,000     347,775,998
---------------------------------------------------------------
  5.14%, 03/06/97                   100,000,000      99,151,000
---------------------------------------------------------------
    Total U.S. Treasury Securities                  446,926,998
---------------------------------------------------------------

REPURCHASE AGREEMENTS-4.78%(f)

HSBC Securities, Inc.,
  7.05%(g), 01/02/97                 19,021,553      19,021,553
---------------------------------------------------------------
Merrill Lynch & Co. Inc.,
  6.50%(h), 01/02/97                400,000,000     400,000,000
---------------------------------------------------------------
Merrill Lynch & Co. Inc.,
  7.05%(i), 01/02/97                 27,359,031      27,359,031
---------------------------------------------------------------
Morgan Stanley Group, Inc.,
  7.05%(j), 01/02/97                 30,000,000      30,000,000
---------------------------------------------------------------
    Total Repurchase Agreements                     476,380,584
---------------------------------------------------------------
TOTAL INVESTMENTS-99.81%                          9,957,457,301
---------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-0.19%                                  18,537,009
---------------------------------------------------------------
NET ASSETS-100.00%                               $9,975,994,310
===============================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Variable rate trust certificates representing an interest in a trust (comprised of eligible debt obligations) entitling the Fund to receive variable rate interest. The Fund has the right, upon seven calendar days' notice to the trustee, to put its certificates to the trust at par value plus accrued interest. Because variable rate trust certificates involve a trust and a third party put feature, they involve complexities and potential risks that may not be present where the debt obligation is owned directly. Rate shown is the rate in effect on December 31, 1996.
(c) The Fund may demand prepayment of notes purchased under the Master Note Purchase Agreement upon 3 business days' notice to the issuer. Interest rates on master notes are redetermined periodically. Rate shown is the rate in effect on December 31, 1996.
(d) The Fund may demand prepayment of notes purchased under the Master Note Purchase Agreement upon 7 business days' prior written notice to the issuer. Interest rates on master notes are redetermined periodically. Rate shown is the rate in effect on December 31, 1996.
(e) U.S. Treasury bills are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(f) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(g) Joint repurchase agreement entered into 12/31/96 with a maturing value of $300,117,500. Collateralized by U.S. Government obligations, 0% to 8.00% due 07/16/97 to 11/01/35 with an aggregate market value at December 31, 1996 of $306,000,188.
(h) Repurchase agreement entered into 12/31/96 with a maturing value of $400,144,444. Collateralized by U.S. Government obligations, 6.00% to 12.00% due 03/01/01 to 11/01/26 with an aggregate market value at December 31, 1996 of $408,003,538.
(i) Joint repurchase agreement entered into 12/31/96 with a maturing value of $200,078,333. Collateralized by U.S. Government obligations, 0% to 15.50% due 03/01/97 to 12/01/26 with an aggregate market value at December 31, 1996 of $204,003,804.
(j) Joint repurchase agreement entered into 12/31/96 with a maturing value of $300,117,500. Collateralized by U.S. Government obligations, 6.50% to
    12.00% due 10/15/10 to 12/20/26 with an aggregate market value at December 31, 1996 of $307,371,109.

Abbreviations:

ADR    - American Depository Receipt
Conv.  - Convertible
Deb.   - Debentures
Pfd.   - Preferred
PRIDES - Preferred Redemption Increase Dividend Equity Security
Wts.   - Warrants

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1996

ASSETS:

Investments, at market value (cost
  $8,588,978,881)                          $ 9,957,457,301
----------------------------------------------------------
Foreign currencies, at value (cost
  $83,365,445)                                  82,577,413
----------------------------------------------------------
Receivables for:
  Investments sold                              34,148,878
----------------------------------------------------------
  Fund shares sold                              21,265,654
----------------------------------------------------------
  Dividends and interest                        19,239,351
----------------------------------------------------------
Investment for deferred compensation plan           57,673
----------------------------------------------------------
Other assets                                       166,862
----------------------------------------------------------
    Total assets                            10,114,913,132
----------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                         44,248,364
----------------------------------------------------------
  Fund shares reacquired                        40,121,185
----------------------------------------------------------
  Options written                               36,831,463
----------------------------------------------------------
  Deferred compensation plan                        57,673
----------------------------------------------------------
Accrued advisory fees                            5,076,114
----------------------------------------------------------
Accrued administrative service fees                 18,619
----------------------------------------------------------
Accrued distribution fees                        8,170,140
----------------------------------------------------------
Accrued transfer agent fees                      2,510,426
----------------------------------------------------------
Accrued trustees' fees                              17,930
----------------------------------------------------------
Accrued operating expenses                       1,866,908
----------------------------------------------------------
    Total liabilities                          138,918,822
----------------------------------------------------------
Net assets applicable to shares
  outstanding                              $ 9,975,994,310
==========================================================

NET ASSETS:

Class A                                    $ 5,100,060,952
==========================================================
Class B                                    $ 4,875,933,358
==========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                        174,979,851
==========================================================
Class B                                        168,596,396
==========================================================

Class A:
  Net asset value and redemption price
    per share                              $         29.15
==========================================================
  Offering price per share:
    (Net asset value of $29.15
    divided by 94.50%)                     $         30.85
==========================================================
Class B:
  Net asset value and offering price per
    share                                  $         28.92
==========================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 1996

INVESTMENT INCOME:

Dividends (net of $3,459,015 foreign
  withholding tax)                          $  140,639,640
----------------------------------------------------------
Interest                                        87,267,409
----------------------------------------------------------
    Total investment income                    227,907,049
----------------------------------------------------------

EXPENSES:

Advisory fees                                   51,821,484
----------------------------------------------------------
Custodian fees                                   1,348,989
----------------------------------------------------------
Distribution fees -- Class A                    10,740,282
----------------------------------------------------------
Distribution fees -- Class B                    39,533,247
----------------------------------------------------------
Administrative service fees                        196,586
----------------------------------------------------------
Trustees' fees                                      58,939
----------------------------------------------------------
Transfer agent fees -- Class A                   7,667,173
----------------------------------------------------------
Transfer agent fees -- Class B                  10,273,753
----------------------------------------------------------
Other                                            4,429,849
----------------------------------------------------------
    Total expenses                             126,070,302
----------------------------------------------------------
Less: Fees waived by advisor                    (1,562,359)
----------------------------------------------------------
    Expenses paid indirectly                      (136,415)
----------------------------------------------------------
    Net expenses                               124,371,528
----------------------------------------------------------
Net investment income                          103,535,521
----------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN
  CURRENCIES, FUTURES AND OPTIONS
  TRANSACTIONS:

Net realized gain (loss) from:
  Investment securities                        335,204,694
----------------------------------------------------------
  Foreign currencies                            (1,465,209)
----------------------------------------------------------
  Futures contracts                             35,626,021
----------------------------------------------------------
  Options contracts                              9,794,340
----------------------------------------------------------
                                               379,159,846
----------------------------------------------------------
Unrealized appreciation (depreciation) of:
  Investment securities                        705,017,998
----------------------------------------------------------
  Foreign currencies                            (1,035,558)
----------------------------------------------------------
  Futures contracts                            (11,292,015)
----------------------------------------------------------
  Options contracts                             (4,770,527)
----------------------------------------------------------
                                               687,919,898
----------------------------------------------------------
Net gain from investment securities,
  foreign currencies, futures and options
  transactions                               1,067,079,744
----------------------------------------------------------
Net increase in net assets resulting from
  operations                                $1,170,615,265
==========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1996 and 1995

                                                                   1996                1995
OPERATIONS:
  Net investment income                                       $  103,535,521      $   16,293,031
------------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, futures and options transactions                 379,159,846         412,157,661
------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies,
    futures and options contracts                                687,919,898         561,870,244
------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations       1,170,615,265         990,320,936
------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                        (68,036,562)        (10,460,381)
------------------------------------------------------------------------------------------------
  Class B                                                        (33,169,539)                 --
------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                       (182,879,810)       (183,638,497)
------------------------------------------------------------------------------------------------
  Class B                                                       (175,428,877)       (154,081,759)
------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                      1,320,636,081       1,629,870,392
------------------------------------------------------------------------------------------------
  Class B                                                      1,674,774,506       1,958,628,734
------------------------------------------------------------------------------------------------
    Net increase in net assets                                 3,706,511,064       4,230,639,425
------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                          6,269,483,246       2,038,843,821
------------------------------------------------------------------------------------------------
  End of period                                               $9,975,994,310      $6,269,483,246
================================================================================================
NET ASSETS CONSIST OF:
  Shares of beneficial interest                               $8,530,223,852      $5,534,813,265
------------------------------------------------------------------------------------------------
  Undistributed net investment income                              6,940,026           6,075,815
------------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign
    currencies, futures and options transactions                  76,188,601          53,872,233
------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, futures and options contracts                  1,362,641,831         674,721,933
------------------------------------------------------------------------------------------------
                                                              $9,975,994,310      $6,269,483,246
================================================================================================

See Notes to Financial Statements.

-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

December 31, 1996

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Value Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers two different classes of shares: the Class A shares and the Class B shares. Class A shares are sold with a front-end sales charge. Class B shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to seek to achieve long-term growth of capital by investing primarily in equity securities judged by the Fund's investment advisor to be undervalued relative to the investment advisor's appraisal of the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity market generally. Income is a secondary objective.
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
C. Foreign Currency Contracts -- A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a forward currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a forward currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
D. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. On December 31, 1996, $1,465,209 was reclassified from undistributed net realized gains to undistributed net investment income as a result of differing book/tax treatment of foreign currency transactions. Net assets of the Fund were unaffected as a result of this reclassification.
E. Stock Index Futures Contracts -- The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash, and/or by securing a standby letter of credit from a major commercial bank, as collateral, for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contract may not correlate with changes in the value of the Fund's portfolio being hedged.
F. Covered Call Options -- The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the

   Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
G. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
H. Expenses -- Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses which are applicable to both classes, e.g. advisory fees, are allocated between them.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

  The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM is currently voluntarily waiving a portion of its advisory fees payable by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. AIM will receive a fee calculated at 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion. The waiver of fees is entirely voluntary and the Board of Trustees would be advised of any decision by AIM to discontinue the waiver. During the year ended December 31, 1996, AIM voluntarily waived advisory fees in the amount of $1,562,359.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended December 31, 1996, AIM was reimbursed $196,586 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency services to the Fund. During the year ended December 31, 1996, AFS was paid $9,776,850 for such services.
  The Fund received reductions in transfer agency fees payable to AFS of $126,199 from dividends received on balances in cash management accounts. In addition, pricing service expenses in the amount of $10,216 were paid through directed brokerage commissions paid by the Fund. The above arrangements resulted in a reduction of the Fund's total expenses of $136,415 during the year ended December 31, 1996.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and Class B shares of the Fund. The Trust has adopted Plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan") and with respect to the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A Plan, pays AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares. The Class A Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer or pledge to one or more assignees, its rights to all or a portion of
(a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B Plan) and (b) any contingent deferred sales charges payable to AIM Distributors related to the Class B shares. During the year ended December 31, 1996, the Class A shares and the Class B shares paid AIM Distributors $10,740,282 and $39,533,247, respectively, as compensation pursuant to the Plans.
  AIM Distributors received commissions of $7,792,991 from sales of the Class A shares of the Fund during the year ended December 31, 1996. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1996, AIM Distributors received $1,988,299 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.
  During the year ended December 31, 1996, the Fund paid legal fees of $18,622 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on July 19, 1996, the Fund was limited to borrowing $56,800,000. During the year ended December 31, 1996, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.08% of the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1996 was $11,872,784,862 and $8,787,111,126, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities on a tax basis as of December 31, 1996 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $1,466,690,588
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (105,343,330)
----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                $1,361,347,258
==========================================================
Cost of investments for tax purposes is $8,596,110,043.

NOTE 6-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 1996 and 1995 were as follows:

                                   1996                           1995
                       ----------------------------   ----------------------------
                         SHARES          VALUE          SHARES          VALUE
                       -----------   --------------   -----------   --------------
Sold:
 Class A                83,369,308   $2,309,759,146    79,351,992   $2,054,533,413
---------------------  ----------------------------   ----------------------------
 Class B                73,576,913    2,011,544,498    75,466,438    1,966,370,940
---------------------  ----------------------------   ----------------------------
Issued as
 reinvestment of
 dividends:
 Class A                 8,503,122      239,780,446     6,956,211      184,199,771
---------------------  ----------------------------   ----------------------------
 Class B                 7,058,251      197,560,616     5,526,910      145,522,539
---------------------  ----------------------------   ----------------------------
Reacquired:
 Class A               (44,030,263)  (1,228,903,511)  (23,428,920)    (608,862,792)
---------------------  ----------------------------   ----------------------------
 Class B               (19,368,345)    (534,330,608)   (5,847,788)    (153,264,745)
---------------------  ----------------------------   ----------------------------
                       109,108,986   $2,995,410,587   138,024,843   $3,588,499,126
                       ============================   ============================

NOTE 7-OPTION CONTRACTS WRITTEN

Transactions in call options written during the year ended December 31, 1996 are summarized as follows:

                                                                   OPTION CONTRACTS
                                                              --------------------------
                                                                NUMBER
                                                                  OF          PREMIUMS
                                                              CONTRACTS       RECEIVED
                                                              ---------       --------
Beginning of period                                              4,000      $  1,731,692
----------------------------------------------------------------------------------------
Written                                                        244,171        78,737,578
----------------------------------------------------------------------------------------
Closed                                                         (42,715)      (16,676,651)
----------------------------------------------------------------------------------------
Exercised                                                      (64,525)       (7,877,711)
----------------------------------------------------------------------------------------
Expired                                                        (40,808)      (23,997,281)
----------------------------------------------------------------------------------------
End of period                                                  100,123      $ 31,917,627
========================================================================================

Open call option contracts written at December 31, 1996 were as follows:

                                                                        NUMBER                     DECEMBER 31,      UNREALIZED
                                                 CONTRACT    STRIKE       OF          PREMIUM          1996         APPRECIATION
                     ISSUE                        MONTH      PRICE     CONTRACTS     RECEIVED      MARKET VALUE    (DEPRECIATION)
                     -----                       --------    ------    ---------    -----------    ------------    --------------
Boston Scientific Corp.                           Jan.          50         3,000    $ 1,040,965    $ 3,093,750      $(2,052,785)
Case Corp.                                        Jul.          55         3,000      1,513,689      1,293,750          219,939
Clorox Co.                                        Jan.          95         2,000      1,122,962      1,150,000          (27,038)
Comverse Technology, Inc.                         Jan.          40         2,000        901,970        225,000          676,970
Fila Holding S.p.a. - ADR                         Jan.          75         3,130      2,180,021         39,125        2,140,896
Informix Corp.                                    Jan.          20        10,000      1,594,946      1,343,750          251,196
Lucent Technologies, Inc.                         Jan           40         6,000      2,015,932      3,900,000       (1,884,068)
Lucent Technologies, Inc.                         Jan.          45         3,995      1,498,075        848,938          649,137
MedPartners, Inc.                                 Mar.        22.5        15,000      4,025,427      1,312,500        2,712,927
Merrill Lynch & Co., Inc.                         Jan.          75         3,000      1,303,816      2,100,000         (796,184)
Mobil Corp.                                       Jan.         115         3,000      2,049,231      2,306,250         (257,019)
Nike, Inc. - Class B                              Jan.          60         4,000      1,091,963        750,000          341,963
Northern Telecom Ltd.                             Jan.          60         2,000        716,976        637,500           79,476
PepsiCo, Inc.                                     Jan.          30        10,000      3,308,743        468,750        2,839,993
Travelers Group, Inc.                             Mar.       33.75         8,000      3,079,097     10,000,000       (6,920,903)
United Technologies Corp.                         Jan.          65           998        321,216        174,650          146,566
United Technologies Corp.                         Jan.        67.5         1,000        220,732         62,500          158,232
WorldCom, Inc.                                    Jan.        22.5        20,000      3,931,866      7,125,000       (3,193,134)
---------------------------------------------------------------------------------------------------------------------------------
                                                                         100,123    $31,917,627    $36,831,463      $(4,913,836)
=================================================================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a Class A share outstanding during each of the years in the ten-year period ended December 31, 1996 and for a Class B share outstanding during each of the years in the three-year period ended December 31, 1996 and the period October 18, 1993 (date sales commenced) through December 31, 1993.

                                          1996              1995            1994          1993        1992(a)       1991
                                      ------------      ------------    ------------    ---------    ---------    ---------
CLASS A:
Net asset value, beginning of
 period                               $      26.81      $      21.14    $      20.82    $   18.24    $   17.55    $   13.75
----------------------------------    ------------      ------------    ------------    ---------    ---------    ---------
Income from investment operations:
 Net investment income                        0.43(b)           0.14            0.16         0.04         0.12         0.13
----------------------------------    ------------      ------------    ------------    ---------    ---------    ---------
 Net gains on securities (both
   realized and unrealized)                   3.42              7.21            0.52         3.34         2.68         5.73
----------------------------------    ------------      ------------    ------------    ---------    ---------    ---------
   Total from investment
     operations                               3.85              7.35            0.68         3.38         2.80         5.86
----------------------------------    ------------      ------------    ------------    ---------    ---------    ---------
Less distributions:
 Dividends from net investment
   income                                    (0.41)            (0.09)          (0.16)       (0.03)       (0.12)       (0.14)
----------------------------------    ------------      ------------    ------------    ---------    ---------    ---------
 Distributions from net realized
   capital gains                             (1.10)            (1.59)          (0.20)       (0.77)       (1.99)       (1.92)
----------------------------------    ------------      ------------    ------------    ---------    ---------    ---------
   Total distributions                       (1.51)            (1.68)          (0.36)       (0.80)       (2.11)       (2.06)
----------------------------------    ------------      ------------    ------------    ---------    ---------    ---------
Net asset value, end of period        $      29.15      $      26.81    $      21.14    $   20.82    $   18.24    $   17.55
==================================    ============      ============    ============    =========    =========    =========
Total return(c)                             14.52%            34.85%           3.28%       18.71%       16.39%       43.45%
==================================    ============      ============    ============    =========    =========    =========
Ratios/supplemental data:
Net assets, end of period (000s
 omitted)                               $5,100,061      $  3,408,952    $  1,358,725     $765,305     $239,663     $152,149
==================================    ============      ============    ============    =========    =========    =========
Ratio of expenses to average net
 assets(d)                                   1.11%(e)(f)       1.12%           0.98%        1.09%        1.16%        1.22%
==================================    ============      ============    ============    =========    =========    =========
Ratio of net investment income to
 average net assets(g)                       1.65%(e)          0.74%           0.92%        0.30%        0.75%        0.89%
==================================    ============      ============    ============    =========    =========    =========
Portfolio turnover rate                       126%              151%            127%         177%         170%         135%
==================================    ============      ============    ============    =========    =========    =========
Average broker commission rate(h)     $     0.0436               N/A             N/A          N/A          N/A          N/A
==================================    ============      ============    ============    =========    =========    =========

                                      1990        1989        1988       1987
                                    --------    --------    --------   --------
CLASS A:
Net asset value, beginning of
 period                             $  14.53    $  12.79    $  11.47   $  12.26
----------------------------------  --------    --------    --------   --------
Income from investment operations:
 Net investment income                  0.26        0.40        0.26       0.25
----------------------------------  --------    --------    --------   --------
 Net gains on securities (both
   realized and unrealized)             0.01        3.58        2.07       0.53
----------------------------------  --------    --------    --------   --------
   Total from investment
     operations                         0.27        3.98        2.33       0.78
----------------------------------  --------    --------    --------   --------
Less distributions:
 Dividends from net investment
   income                              (0.26)      (0.43)      (0.26)     (0.39)
----------------------------------  --------    --------    --------   --------
 Distributions from net realized
   capital gains                       (0.79)      (1.81)      (0.75)     (1.18)
----------------------------------  --------    --------    --------   --------
   Total distributions                 (1.05)      (2.24)      (1.01)     (1.57)
----------------------------------  --------    --------    --------   --------
Net asset value, end of period      $  13.75    $  14.53    $  12.79   $  11.47
==================================  ========    ========    ========   ========
Total return(c)                        1.88%      31.54%      20.61%      5.96%
==================================  ========    ========    ========   ========
Ratios/supplemental data:
Net assets, end of period (000s
 omitted)                            $86,565     $76,444     $60,076    $55,527
==================================  ========    ========    ========   ========
Ratio of expenses to average net
 assets(d)                             1.21%       1.00%       1.00%      1.00%
==================================  ========    ========    ========   ========
Ratio of net investment income to
 average net assets(g)                 1.87%       2.65%       1.98%      1.91%
==================================  ========    ========    ========   ========
Portfolio turnover rate                 131%        152%        124%       219%
==================================  ========    ========    ========   ========
Average broker commission rate(h)        N/A         N/A         N/A        N/A
==================================  ========    ========    ========   ========

(a) The Fund changed investment advisors on June 30, 1992.
(b) Calculated using average shares outstanding.
(c) Total returns do not deduct sales charges.
(d) Ratios of expenses to average net assets prior to reduction of advisory fees were 1.13%, 1.13%, 1.23%, 1.09% and 1.08% for 1996, 1995 and 1990-88,
    respectively.
(e) Ratios are based on average net assets of $4,296,112,779.
(f) Includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same.
(g) Ratios of net investment income to average net assets prior to reduction of advisory fees were 1.63%, 0.73%, 1.85%, 2.56% and 1.90% for 1996, 1995 and
    1990-88, respectively.
(h) Disclosure requirement beginning with the Fund's fiscal year ended December 31, 1996.

                                                                  1996               1995           1994          1993
                                                              ------------       ------------     ---------     --------
CLASS B:
Net asset value, beginning of period                          $      26.65       $      21.13     $   20.82     $  21.80
------------------------------------------------------------  ------------       ------------     ---------     --------
Income from investment operations:
 Net investment income (loss)                                         0.20(a)           (0.01)           --         0.02
------------------------------------------------------------  ------------       ------------     ---------     --------
 Net gains (losses) on securities (both realized and
   unrealized)                                                        3.38               7.12          0.51        (0.21)
------------------------------------------------------------  ------------       ------------     ---------     --------
     Total from investment operations                                 3.58               7.11          0.51        (0.19)
------------------------------------------------------------  ------------       ------------     ---------     --------
Less distributions:
 Dividends from net investment income                                (0.21)                --            --        (0.02)
------------------------------------------------------------  ------------       ------------     ---------     --------
 Distributions from net realized capital gains                       (1.10)             (1.59)        (0.20)       (0.77)
------------------------------------------------------------  ------------       ------------     ---------     --------
     Total distributions                                             (1.31)             (1.59)        (0.20)       (0.79)
------------------------------------------------------------  ------------       ------------     ---------     --------
Net asset value, end of period                                $      28.92       $      26.65     $   21.13     $  20.82
============================================================  ============       ============     =========     ========
Total return(b)                                                     13.57%             33.73%         2.46%      (0.74)%
============================================================  ============       ============     =========     ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $  4,875,933       $  2,860,531     $ 680,119     $ 63,215
============================================================  ============       ============     =========     ========
Ratio of expenses to average net assets(c)                           1.94%(d)(e)        1.94%         1.90%        1.85%(f)
============================================================  ============       ============     =========     ========
Ratio of net investment income (loss) to average net
 assets(c)                                                           0.82%(d)         (0.08)%         0.00%      (0.46)%(f)
============================================================  ============       ============     =========     ========
Portfolio turnover rate                                               126%               151%          127%         177%
============================================================  ============       ============     =========     ========
Average broker commission rate(g)                             $     0.0436                N/A           N/A          N/A
============================================================  ============       ============     =========     ========

(a) Calculated using average shares outstanding.
(b) Total returns do not deduct contingent deferred sales charges and for periods less than one year are not annualized.
(c) The ratios of expenses to average net assets prior to waiver of advisory fees were 1.96% and 1.96% for 1996 and 1995, respectively. The ratio of net investment income (loss) to average net assets prior to waiver of advisory fees were 0.81% and (0.09)% for 1996 and 1995, respectively.
(d) Ratios are based on average net assets of $3,953,324,717.
(e) Includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same.
(f)  Annualized.
(g) Disclosure requirement beginning with the Fund's fiscal year ended December 31, 1996.

NOTE 9-SUBSEQUENT EVENT

On November 4, 1996, A I M Management Group Inc. ("AIM Management") and INVESCO plc announced the execution of an agreement and plan of merger pursuant to which AIM Management will be merged with and into a direct wholly-owned subsidiary of INVESCO plc. AIM Management is the parent company of the Fund's advisor. The merger is expected to take place during the first quarter of 1997.

                     INDEPENDENT AUDITORS' REPORT

                     To the Board of Trustees and Shareholders of AIM Value Fund:

                     We have audited the accompanying statement of assets and liabilities of AIM Value Fund (a portfolio of AIM Funds Group), including the schedule of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                       We conducted our audits in accordance with generally
                     accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                       In our opinion, the financial statements and financial
                     highlights referred to above present fairly, in all material respects, the financial position of AIM Value Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with generally accepted accounting principles.

                                                    KPMG Peat Marwick LLP


                     Houston, Texas
                     February 7, 1997

                                                             Trustees & Officers

BOARD OF TRUSTEES                       OFFICERS                                 OFFICE OF THE FUND
Charles T. Bauer                        Charles T. Bauer                         11 Greenway Plaza
Chairman and Chief Executive Officer    Chairman                                 Suite 1919
A I M Management Group Inc.                                                      Houston, TX 77046
                                        Robert H. Graham
Bruce L. Crockett                       President                                INVESTMENT ADVISOR
Formerly Director, President, and
Chief Executive Officer                 John J. Arthur                           A I M Advisors, Inc.
COMSAT Corporation                      Senior Vice President and Treasurer      11 Greenway Plaza
                                                                                 Suite 1919
Owen Daly II                            Carol F. Relihan                         Houston, TX 77046
Director                                Senior Vice President and Secretary
Cortland Trust Inc.                                                              TRANSFER AGENT
                                        Gary T. Crum
Carl Frischling                         Senior Vice President                    A I M Fund Services, Inc.
Partner                                                                          P.O. Box 4739
Kramer, Levin, Naftalis & Frankel       Scott G. Lucas                           Houston, TX 77210-4739
                                        Senior Vice President
Robert H. Graham                                                                 CUSTODIAN
President and Chief Operating Officer   Dana R. Sutton
A I M Management Group Inc.             Vice President and Assistant Treasurer   State Street Bank & Trust Company
                                                                                 225 Franklin Street
John F. Kroeger                         Robert G. Alley                          Boston, MA 02110
Formerly Consultant                     Vice President
Wendell & Stockel Associates, Inc.                                               COUNSEL TO THE FUND
                                        Stuart W. Coco
Lewis F. Pennock                        Vice President                           Ballard Spahr
Attorney                                                                         Andrews & Ingersoll
                                        Melville B. Cox                          1735 Market Street
Ian W. Robinson                         Vice President                           Philadelphia, PA 19103
Consultant; Formerly Executive
Vice President and                      Karen Dunn Kelley                        COUNSEL TO THE TRUSTEES
Chief Financial Officer                 Vice President
Bell Atlantic Management                                                         Kramer, Levin, Naftalis & Frankel
Services, Inc.                          Jonathan C. Schoolar                     919 Third Avenue
                                        Vice President                           New York, NY 10022
Louis S. Sklar
Executive Vice President                P. Michelle Grace                        DISTRIBUTOR
Hines Interests                         Assistant Secretary
Limited Partnership                                                              A I M Distributors, Inc.
                                        David L. Kite                            11 Greenway Plaza
                                        Assistant Secretary                      Suite 1919
                                                                                 Houston, TX 77046
                                        Nancy L. Martin
                                        Assistant Secretary                      AUDITORS

                                        Ofelia M. Mayo                           KPMG Peat Marwick LLP
                                        Assistant Secretary                      700 Louisiana
                                                                                 NationsBank Bldg.
                                        Kathleen J. Pflueger                     Houston, TX 77002
                                        Assistant Secretary

                                        Samuel D. Sirko
                                        Assistant Secretary

                                        Stephen I. Winer
                                        Assistant Secretary

                                        Mary J. Benson
                                        Assistant Treasurer


REQUIRED FEDERAL INCOME TAX INFORMATION

AIM Value Fund Class A and Class B shares paid ordinary dividends in the amount of $0.592 and $0.392 per share, respectively, to shareholders during it's tax year ended December 31, 1996. Of these amounts, 60.34% is eligible for the dividends received deduction for corporations. The Fund also distributed long-term capital gains of $0.91 per share during its tax year ended December 31, 1996.

STATE INCOME TAX INFORMATION

Of the total ordinary dividends paid, 11.47% for both Class A and 8.81% for Class B shares was derived from U.S. Treasury obligations.

                                                         THE AIM FAMILY OF FUNDS--Registered Trademark--

                                                         AGGRESSIVE GROWTH
                                                         AIM Aggressive Growth Fund*
                                                         AIM Capital Development Fund
                                                         AIM Constellation Fund
                                                         AIM Global Aggressive Growth Fund

               [PHOTO OF                                 GROWTH
           11 Greenway Plaza                             AIM Blue Chip Fund
             APPEARS HERE]                               AIM Global Growth Fund
                                                         AIM Growth Fund
                                                         AIM International Equity Fund
                                                         AIM Value Fund
                                                         AIM Weingarten Fund

                                                         GROWTH AND INCOME
                                                         AIM Balanced Fund
                                                         AIM Charter Fund

                                                         INCOME AND GROWTH
                                                         AIM Global Utilities Fund

                                                         HIGH CURRENT INCOME
                                                         AIM High Yield Fund

                                                         CURRENT INCOME
                                                         AIM Global Income Fund
                                                         AIM Income Fund

                                                         CURRENT TAX-FREE INCOME
                                                         AIM Municipal Bond Fund
                                                         AIM Tax-Exempt Bond Fund of CT
                                                         AIM Tax-Free Intermediate Shares

                                                         CURRENT INCOME AND HIGH DEGREE OF SAFETY
                                                         AIM Intermediate Government Fund

                                                         HIGH DEGREE OF SAFETY AND CURRENT INCOME
                                                         AIM Limited Maturity Treasury Shares

A I M Management Group Inc. has provided                 STABILITY, LIQUIDITY, AND CURRENT INCOME
leadership in the mutual fund industry                   AIM Money Market Fund
since 1976 and manages approximately $70
billion in assets for more than 3.5                      STABILITY, LIQUIDITY, AND CURRENT TAX-FREE INCOME
million shareholders, including                          AIM Tax-Exempt Cash Fund
individual investors, corporate clients,
and financial institutions as of                         *AIM Aggressive Growth Fund was closed to new
February 11, 1997. The AIM Family of                     investors on July 18, 1995. For more complete
Funds--Registered Trademark--is distributed              information about any AIM Fund(s), including
nationwide, and AIM today ranks among the                sales charges and expenses, ask your financial
nation's top 15 mutual fund companies in                 consultant or securities dealer for a free
assets under management, according to Lipper             prospectus(es). Please read the prospectus(es)
Analytical Services, Inc.                                carefully before you invest or send money.

[AIM LOGO APPEARS HERE]                                                          ---------------
                                                                                   BULK RATE
A I M Distributors, Inc.                                                           U.S. POSTAGE
11 Greenway Plaza, Suite 1919                                                         PAID
Houston, TX 77046                                                                  HOUSTON, TX
                                                                                 Permit No. 1919
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